UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES



                  Investment Company Act File Number: 811-09561


                        Century Capital Management Trust
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                       c/o Century Capital Management, LLC
                 100 Federal Street, Boston, Massachusetts 02110
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                         Century Capital Management, LLC
                 100 Federal Street, Boston, Massachusetts 02110
-------------------------------------------------------------------------------
                     (Name and address of agent for service)



Registrant's telephone number, including area code:     (617) 482-3060
                                                        --------------


Date of fiscal year end:    October 31
                            -----------------


Date of reporting period:   April 30, 2008
                            -----------------

ITEM 1. Report to Shareholders.CENTURY FUNDS

                                                                   Eighty
                                                                  Years of
                                                                  Investing
                                                                 1928 - 2008

                                                                   Logo:
                                                                   CENTURY
                                                                   CAPITAL

                                                                  Century Shares
                                                                           Trust


                                                               Century Small Cap
                                                                     Select Fund


                                                              Semi-Annual Report

                                                                  April 30, 2008


PEOPLE and IDEAS that WORK (TM)

                       PERFORMANCE OF A $10,000 INVESTMENT
                  CENTURY SMALL CAP SELECT FUND-INVESTOR SHARES

Line Chart:
                                            Russell 2000
                      CSCSF Investor              Growth         Russell 2000
Feb-00                         10000               10000                10000
                               10010               10472                10428
                               10940                9372                 9740
Apr-00                         10920                8425                 9154
                               11180                7688                 8621
                               11380                8681                 9372
Jul-00                         12130                7937                 9070
                               13000                8772                 9763
                               13710                8336                 9476
Oct-00                         14260                7659                 9053
                               14000                6269                 8123
                               15170                6652                 8821
Jan-01                         14978                7191                 9280
                               14633                6205                 8671
                               13843                5641                 8247
Apr-01                         14593                6331                 8892
                               15150                6478                 9111
                               15798                6655                 9426
Jul-01                         15727                6087                 8915
                               15443                5707                 8627
                               15059                4786                 7466
Oct-01                         14785                5246                 7903
                               15383                5684                 8515
                               16061                6038                 9040
Jan-02                         15990                5823                 8946
                               16244                5447                 8701
                               17055                5920                 9400
Apr-02                         17208                5792                 9486
                               17177                5453                 9065
                               16366                4991                 8615
Jul-02                         15412                4224                 7314
                               15665                4222                 7296
                               14854                3917                 6772
Oct-02                         15574                4115                 6989
                               16518                4523                 7612
                               16090                4211                 7189
Jan-03                         15871                4097                 6990
                               15714                3987                 6778
                               15996                4048                 6866
Apr-03                         16902                4431                 7517
                               18174                4930                 8323
                               18872                5025                 8474
Jul-03                         19883                5405                 9004
                               20414                5695                 9417
                               20727                5551                 9243
Oct-03                         22290                6031                10019
                               23488                6227                10375
                               23608                6255                10585
Jan-04                         24792                6584                11045
                               24660                6574                11144
                               24518                6604                11248
Apr-04                         23652                6273                10675
                               23707                6397                10845
                               24562                6610                11301
Jul-04                         23246                6017                10540
                               22841                5887                10486
                               24036                6213                10978
Oct-04                         24397                6364                11195
                               25469                6902                12166
                               26424                7150                12526
Jan-05                         25649                6828                12003
                               26503                6922                12206
                               26469                6662                11857
Apr-05                         25739                6238                11178
                               26267                6678                11909
                               26930                6894                12369
Jul-05                         28211                7376                13152
                               27604                7272                12909
                               27537                7329                12949
Oct-05                         26806                7058                12547
                               27643                7458                13156
                               27416                7447                13096
Jan-06                         29089                8165                14270
                               28929                8122                14231
                               29715                8516                14922
Apr-06                         29703                8492                14919
                               28520                7894                14081
                               28178                7899                14172
Jul-06                         27438                7489                13711
                               27882                7708                14117
                               28360                7760                14234
Oct-06                         28907                8263                15054
                               29881                8461                15450
                               29956                8441                15501
Jan-07                         30406                8598                15761
                               30131                8571                15636
                               30769                8650                15803
Apr-07                         31357                8876                16087
                               32746                9282                16747
                               32421                9228                16501
Jul-07                         30381                8749                15372
                               30982                8969                15721
                               31508                9230                15991
Oct-07                         32183                9645                16449
                               30181                8979                15268
                               30698                9036                15259
Jan-08                         28027                8207                14218
                               27256                7923                13691
                               27408                7876                13748
Apr-08                         28468                8281                14324

This chart compares the performance of a hypothetical investment of $10,000 in Century Small Cap Select Fund's Investor Shares (including reinvested dividends and distributions) and the Russell 2000 Growth Index and Russell 2000 Index from the inception of the class on 2/24/00 to 4/30/08. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index includes those companies in the Russell 2000 Index that have higher price-to-value ratios and higher forecasted growth values. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index. Performance of other share classes may vary.


                      PERFORMANCE OF A $250,000 INVESTMENT
                    CENTURY SHARES TRUST-INSTITUTIONAL SHARES

                   CST Institutional             S&P 500
Apr-98                        250000              250000
                              246392              245703
                              253314              255683
                              240148              252961
                              202743              216388
                              209224              230250
                              228105              248980
                              238720              264069
                              242855              279287
                              226868              290965
                              231218              281922
                              237906              293202
Apr-99                        248075              304556
                              250305              297364
                              247209              313867
                              237486              304067
                              219243              302563
                              198215              294268
                              222739              312890
                              211378              319250
                              212782              338053
                              193004              321068
                              168204              314991
                              213960              345806
Apr-00                        207016              335402
                              228592              328520
                              209219              336619
                              232909              331357
                              249741              351939
                              265576              333359
                              279041              331949
                              272059              305779
                              292445              307275
                              272912              318177
                              271619              289165
                              270122              270846
Apr-01                        273933              291894
                              288361              293850
                              291832              286698
                              283777              283875
                              275585              266104
                              274834              244616
                              269646              249280
                              284187              268402
                              285074              270753
                              280064              266802
                              287692              261657
                              294572              271497
Apr-02                        298236              255037
                              295693              253158
                              283952              235123
                              261413              216797
                              259990              218220
                              241120              194504
                              254224              211623
                              259166              224079
                              249250              210915
                              244670              205390
                              236342              202308
                              243254              204273
Apr-03                        263740              221099
                              276482              232748
                              275897              235717
                              284070              239873
                              286989              244551
                              284487              241954
                              297415              255641
                              303003              257890
                              311636              271415
                              322184              276397
                              333733              280239
                              331369              276011
Apr-04                        327004              271678
                              329004              275406
                              333188              280762
                              321168              271469
                              321259              272567
                              325083              275519
                              324355              279729
                              337600              291047
                              350631              300951
                              342302              293615
                              343825              299794
                              339458              294485
Apr-05                        336918              288900
                              349513              298093
                              353471              298516
                              357750              309617
                              352860              306792
                              357240              309277
                              360602              304121
                              374277              315624
                              372863              315734
                              373306              324093
                              375630              324973
                              378065              329018
Apr-06                        381496              333436
                              370871              323839
                              371353              324278
                              373802              326278
                              383932              334042
                              391724              342650
                              397290              353815
                              402069              360544
                              410233              365601
                              413076              371131
                              406642              363871
                              408737              367941
Apr-07                        423100              384239
                              437313              397647
                              431020              391041
                              418675              378917
                              427558              384597
                              440354              398980
                              444419              405327
                              437645              388382
                              437588              385687
                              409636              362553
                              398263              350775
                              387853              349261
Apr-08                        406552              366271

This chart compares the performance of a hypothetical investment of $250,000 in Century Shares Trust's Institutional Shares (including reinvested dividends and distributions) and the S&P 500 Index from 4/30/98 to 4/30/08. The S&P 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index. Performance of other share classes may vary.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Please refer to page 9 for additional performance information and related disclosure. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the Funds' prospectus.

                                  CENTURY FUNDS

DEAR FELLOW SHAREHOLDERS:

The Century Shares Trust mutual fund celebrated the 80th Anniversary of its founding on March 1, 2008. This is a significant milestone for the country's fourth oldest mutual fund. In 1928, stock investing was limited to only the wealthiest Americans, since many stock prices traded above $1,000 per share, and brokerage commissions were much higher than they are today. Mutual funds opened the way for average Americans to participate in the long term growth of innovative companies and own a piece of some great business franchises of the last century.

1928 was the peak of the "go-go" 1920s. Calvin Coolidge was president, Penicillin was discovered to have antibacterial properties, Walt Disney's Steamboat Willie was the first film to include a soundtrack, RCA broadcast the first regularly scheduled television program, A.P. Giannini bought the Bank of America, and life & fire insurance policies were increasingly sold to homeowners door-to-door. The Dow Jones Industrial Average closed at 300, and Century Shares Trust began investing in companies with strong fundamentals that were capable of being around for a century. We are proud of our legacy of independence.

As the timeline on page 8 shows, the Trust's growth has witnessed many significant historical events over the past 80 years, including the Great Depression, World War II, ten recessions and the longest period of economic expansion in United States' history (1991 to 2001).

The equity markets, as illustrated by this timeline, have historically moved in a positive direction, but they also suffered through some periods of turmoil and losses. The market has demonstrated again and again that market movements are significant and unpredictable in the short run. Often, these movements are not based on company fundamentals or the underlying conditions of the economy.

At Century, we strive to understand a company's earnings potential within the context of underlying economic trends. Our long term orientation is a natural outcome of our investment research process, which emphasizes in-depth research on each prospective company, its competitors and the industry in which it competes. We believe that focusing on preserving capital is as important as capital appreciation in delivering favorable risk-adjusted returns over time. Our process often leads to counter-consensus thinking that requires patience and persistence to bear fruit.


PERFORMANCE
Both Century Shares Trust and Century Small Cap Select Fund were well positioned heading into the recent downturn, outperforming their respective benchmarks over the six month period ended April 30, 2008. In the 2007 Annual Report, we suggested that 2008 earnings growth and visibility would decline as a result of a slowing economy. Based on these expectations, we believed investors would realign portfolios toward higher quality, more predictable growth franchises. Over the past 6 months, these difficult times became a reality as the S&P 500 and the Russell 2000 Growth indices declined 10.6% and 14.4%, respectively.



                                  CENTURY FUNDS                                1

WHAT'S NEW AT CENTURY?
We continue to reinvest in the Century team and added two new professionals to our team. Beth Lehman, a former Securities and Exchange Commission lawyer, joined us as Chief Compliance Officer. Julie Smith, a former Controller at Third Avenue Management LLC, joined us as Director of Finance. We look forward to their many contributions.

We welcome any candidates with relevant expertise, experience, curiosity, humility and a sense of humor.


THE ROAD AHEAD
U.S. economic growth continues to slow on the heels of the subprime mortgage turmoil, spreading to the broader credit and housing markets. The U.S. consumer appears tired after several years of driving above-average economic growth. We are concerned that debt leverage, rising inflation and energy prices will continue to stress Americans' balance sheets and spending outlook, despite the Federal Reserve's easing of interest rates over the last year.


We believe Wall Street's 2008 earnings expectations will have to be adjusted downward, and accordingly, we are positioning our portfolios with franchises capable of weathering a turbulent market and gaining market share in the early stages of a potential over the next year.

As you read through the performance review of your funds and our market outlook, I hope you understand how we are investing your hard-earned assets on your behalf. We thank you for your continued support.

Sincerely,

/s/ Alexander L. Thorndike

Alexander L. Thorndike

Chairman of the Century Funds

2                                 CENTURY FUNDS

MARKET REVIEW
A combination of economic challenges weighed heavily on U.S. equity markets during the past six months. The ongoing credit crisis deepened and broadened to other sectors. Consumers tightened their belts as the persistent rise in food and energy costs (accounting for about 25% of Consumer Price Index (CPI) spending) continues to further restrain buying power.

As illustrated below, the price of food purchased for home consumption by American consumers has increased dramatically in the past three years, putting significant pressure on consumers' discretionary spending.

Bar Chart:
        FOOD INFLATION
(AS MEASURED BY CPI-FOOD INDEX)
          ANNUALIZED
AVG. INFLATION/YEAR
1982-2006               2.90%
1997-2006               2.30%
2007                    4.90%
Forecast 2008-2012      7.50%

Source: Department of Agriculture (02/22/2008)


At the same time, Americans are being squeezed by record high fuel prices. As the chart nearby indicates, the national average price for a gallon of regular unleaded gasoline has risen dramatically over the past five years. As of May 12, 2008, the national average price stood at roughly $3.72 a gallon, up 20% from a year ago with no expectations of any near term relief. Furthermore, the chart also illustrates the extent to which spending on gas and energy grows as a portion of total consumer expenditures approaching the levels of the late 1970's.

Line/Bar Chart:
                           SIGNIFICANCE OF GAS PRICES
                              TO CONSUMERS SPENDING

GAS AND ENERGY AS A PERCENT OF CONSUMER SPENDING**
Gas and Energy as a Percent of Consumer Spending
'76              4.6
'77              4.6
'78              4.44
'79              4.53
'80              5.96
'81              6
'82              5.56
'83              4.7
'84              4.46
'85              4.1
'86              3.77
'87              3.05
'88              3.03
'89              2.95
'90              3.09
'91              3.18
'92              2.89
'93              2.93
'94              2.74
'95              2.75
'96              2.7
'97              2.79
'98              2.41
'99              2.14
'00              2.76
'01              2.84
'02              2.2
'03              2.89
'04              2.85
'05              3.13
'06              3.52
'07              3.36
'08              4.17

NAT'L AVERAGE PRICE FOR GASOLINE*
Avg. National Priceof Regular Unleaded Gasoline
'76              1.528
'77              1.534
'78              1.464
'79              1.822
'80              2.304
'81              2.331
'82              2.066
'83              1.903
'84              1.791
'85              1.724
'86              1.301
'87              1.295
'88              1.25
'89              1.3
'90              1.427
'91              1.35
'92              1.305
'93              1.254
'94              1.232
'95              1.245
'96              1.312
'97              1.293
'98              1.098
'99              1.19
'00              1.51
'01              1.427
'02              1.303
'03              1.495
'04              1.718
'05              2.036
'06              2.231
'07              2.8
'08              3.25

Source: Department of Energy, Bureau of Economic Analysis (05/2008)
*  Regular unleaded gasoline
** As measured by Personal Consumption Expenditure (PCE)


It is easy to become discouraged as these pressures create a difficult environment for investing. However, we firmly believe there are investment opportunities created from today's challenging conditions that will appreciate in an eventual market upturn.

It remains to be seen when exactly this upturn will arrive. While the U.S. gross domestic product grew by a paltry 0.6% in the first quarter of 2008, there are some indicators suggesting that the markets may be nearing an inflection point. The Chicago Board Options Exchange (CBOE) Volatility Index, a measure of investors' future expectations for market volatility, declined recently after reaching five-year highs. The value of the dollar has rallied modestly against the euro and yen, while payroll numbers, though still negative, have been improving.

                                  CENTURY FUNDS                                3

We continue to invest in companies that we believe have defensible franchises, a competitive advantage and the financial strength to continually reinvest in their businesses. At the same time, however, we are diligently researching companies that we think have the potential to outperform the broader market on the other side of this economic slowdown. We recently observed a dra matic correction in many highly valued companies. As valuations have returned to more normal levels, we repurchased some growth franchises at more attractive prices.

Growth investors typically focus on a company's income statement to estimate future prospects, but we scrutinize the whole business model, balance sheet and the statement of cash flows to verify the company's overall financial health. It is our belief that companies with strong business models and historically solid financials can extend their lead over competitors in challenging environments and position themselves for greater market share gains in an eventual recovery. As we move forward, we will continue to stand by our long-held investment disciplines.




CENTURY SMALL CAP
SELECT FUND REVIEW:

PERFORMANCE
For the six months ended April 30, 2008, the Century Small Cap Select Fund
(CSCS) Institutional and Investor Shares returned -11.40% and -11.54%, respectively, outperforming the Russell 2000 Growth Index's return of -14.14%.

Bar Chart:

PERFORMANCE COMPARISON 4/30/2008
              CSCS INSTITUTIONAL SHARES   RUSSELL 2000 GROWTH INDEX    RUSSELL 2000 INDEX
1 Year                            -8.92                      -6.71                 -10.96
3 Years                           11.63                       9.9                    8.62
5 Years                           11.36                      13.32                  13.76
Since Incept.(12/9/99)            13.88                       0.88                   6.62

4                                 CENTURY FUNDS

Bar Chart:
CSCSF HOLDINGS BY SECTOR 4/30/2008
Health Care                         22.24
Consumer Discretionary              19.47
Technology                          18.78
Financial Services                  16.39
Other Energy                         5.73
Producer Durables                    5.68
Materials & Process                  5.33
Cash                                 5.19
Autos & Transportation                1.2




WHAT CONTRIBUTED TO PERFORMANCE
The Fund performed relatively well during the challenging six month period ending April 30, 2008. Relative to the Russell 2000 Growth (R2000G) Index, stock selection was the primary reason for the outperformance. The Fund's Health Care and Technology sectors were the largest contributors, despite the R2000G Technology sector being the worst performing sector (-24.4%).

In terms of individual companies, Perrigo Company (the largest manufacturer of generic over-the-counter pharmaceutical products) was the largest contributor to performance, benefitting from new product launches and improving profitability. Bruker BioSciences Corp. (a developer of life science tools) and Foundation Coal Holdings Inc. (a coal producer) were also significant contributors. Bruker benefitted from favorable earnings results and the highly accretive acquisition of Bruker Biospin, while Foundation Coal was helped by rising coal prices.

WHAT DETRACTED FROM PERFORMANCE
Generally, investments in the Energy, Producer Durables and Financial Services sectors were a drag on performance. In terms of Energy and Producer Durables, the weak performance is attributable to both stock selection and underweighting these sectors. In terms of individual companies, World Fuel Services Corp. (distributor of marine & aviation fuel) was the biggest detractor due to volatile pricing and operational issues. Alon USA Energy (an oil refiner) hurt results due to shrinking oil refining margins. MTS Systems (a supplier of testing systems) was negatively impacted by cost overruns on some projects. In addition, stock selection in the Financial Services sector detracted from performance, and Primus Guaranty, Ltd. (an asset manager of default risk) was negatively impacted by the credit crisis.


                                  CENTURY FUNDS                                5

CENTURY SHARES TRUST REVIEW:

PERFORMANCE
For the six months ended April 30, 2008, the Century Shares Trust (CST) Institutional and Investor Shares returned -8.52% and -8.58%, respectively, outperforming the S&P 500 Index, which returned -9.64%.

Bar Chart:
PERFORMANCE COMPARISON 4/30/2008
            CENTURY SHARES TRUST
           (INSTITUTIONAL SHARES)       S&P 500 INDEX        RUSSELL 1000 GROWTH
1 Year                      -3.91               -4.68                      -0.24
3 Years                      6.46                8.23                       8.86
5 Years                      9.04               10.62                       9.52
10 Years                     4.98                3.89                       1.68


Bar Chart:
CST HOLDINGS BY SECTOR 4/30/2008
Financial Services                  23.33
Health Care                          19.2
Producer Durables                   14.36
Technology                          13.35
Consumer Discretionary               9.38
Consumer Staples                     6.97
Cash                                 4.86
Other Energy                         3.14
Other                                2.61
Materials and Processing              1.4
Intergrated Oils                      1.3


WHAT CONTRIBUTED TO PERFORMANCE
Century Shares Trust also performed well relative to the benchmark due to stock selection during the six month period ending April 30, 2008. Relative outperformance in the Financial Services sector, followed by the Technology and Health Care sectors, were the primary contributors. Our investments within these sectors, in the aggregate, were down less than the benchmark's corresponding sectors. From a company perspective, the strongest individual contributors were Range Resources Corp. (oil and gas developer), Peabody Energy Corp. (worldwide coal producer), and Cognos, Inc. (business intelligence software firm). Range Resources and Peabody Coal both benefitted from the rise in energy prices, while Cognos' stock rose significantly upon the announced sale of the firm to IBM.


6                                 CENTURY FUNDS

WHAT DETRACTED FROM PERFORMANCE
The positive results described above were partially offset by weakness in the Energy, Auto & Transportation and Materials & Processing sectors. The weakness resulted from underweighting sectors that outperformed the benchmark and stock selection. In terms of individual stocks, UnitedHealth Group, Inc. (provider of health benefits) was the biggest detractor, hurt by rising medical costs. American International Group's (worldwide multi-line insurer) results suffered from the credit crisis, which negatively impacted its capital markets business. Finally, both Microsoft Corp. (software manu facturer) and Cisco Systems, Inc. (provider of network communication products) suffered as a result of the slowing economy and a decline in technology spending by financial services customers.


CENTURY POSITIONING AND OUTLOOK
Century's outlook today is a mixture of caution and excitement. We are cautious because expected earnings growth for 2008 is likely too high, but we are excited by the recent market pull-back, which will enable us to re-visit companies that we may have regarded as too expensive six months ago.

In our opinion, 2008 earnings growth expectations remain unrealistically high given the current eco nomic backdrop. The one year earnings per share (EPS) forecasted growth rate for the R2000G (as published by the Institutional Brokers' Estimate System (IBES)) declined from 21.9% in October 2007 to 18.3% in April 2008. The same IBES forecast for the S&P 500 declined from 12.4% in October 2007 to 10.4% in April 2008. Although these EPS forecasts have declined by roughly 16% in each case over the past six months, we believe more downward adjustments in earnings forecasts may occur, reflecting the U.S economic slowdown.

Despite the economic slowdown and weak stock market, we are working diligently to identify companies that we believe the stock market has unfairly punished and that we believe are trading at attractive valuations. At Century, we emphasize researching individual companies, rather than determining the movement of macro economic factors, such as the strength of the dollar.

We also remain underweight in later cycle sectors such as Materials & Processing, Industrials, and Energy, where we see downside risks tied to the economic slowdown. Our exposure to these areas includes niche opportunities such as infrastructure investments. One company (General Cable Corp.) is involved in upgrading the electric utility grid across the United States, while others (Chart Industries, Foundation Coal and Grey Wolf) are involved in the energy/power generation business. Within Financial Services, valuations are starting to look compelling, but we believe that near-term growth prospects for traditional banks are limited. We are more focused on "non-financial" financials, such as software and processing companies, which we believe have more attractive growth opportunities with mitigated balance sheet risk.

The current environment has created dislocations in the market. We rely heavily on our analysts' research intensity to act swiftly and wisely when we identify investment opportunities. We remain especially focused on targeting companies that we think have a competitive advantage and the balance sheet and cash flow strength to reinvest in their business through the economic slowdown.


                                  CENTURY FUNDS                                7

Finally, we should end by reinforcing the important role that management plays in our decision making process. We seek out management teams that have visionary leaders, are good stewards of capital and are dedicated to a long-term strategy. Our experience indicates that these people attract and retain great talent and are the most adept in positioning the firm for future growth, despite the challenging environments they face.

CENTURY SHARES TRUST
GROWTH OF A $10,000 INVESTMENT SINCE
INCEPTION, 3/15/28, THROUGH 4/30/08

Data is historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value may fluctuate, and you may have a loss or gain when you sell your shares.

Returns shown include the reinvestment of dividend and capital gain distributions, but have not been adjusted for taxes payable by shareholders on such distributions. Returns do not reflect a sales charge. If a sales charge had been reflected, returns would have been lower. Returns for other share classes may vary. The period illustrated is longer than the investment horizon of many investors.

As always, we appreciate your decision to make Century part of your investment strategy. We value the trust that you place in us and look forward to serving your investment needs for many years to come.

Respectfully Submitted

/s/ A.L. Thorndike
A.L. Thorndike

/s/ Kevin W. Callahan
Kevin W. Callahan

The views expressed in this report reflect those of the portfolio managers as of the end of the period covered by this report. These views are subject to change at any time based on market and other conditions and should not be construed as a recommendation with respect to any security.


Timeline Chart:
1928-2008

         Date           Value

         1928          $10,000
         1928          $12,075
         1929          $11,404
         1930           $8,055
         1931           $4,472
         1932           $4,295
         1933           $4,451
         1934           $6,213
         1935           $8,664
         1936           $8,554
         1937           $6,485
         1938           $7,882
         1939           $8,927
         1940           $9,141
         1941           $8,968
         1942           $9,636
         1943          $11,276
         1944          $12,663
         1945          $15,055
         1946          $13,626
         1947          $13,063
         1948          $14,821
         1949          $18,079
         1950          $19,969
         1951          $21,659
         1952          $27,578
         1953          $29,595
         1954          $45,204
         1955          $49,755
         1956          $44,172
         1957          $43,947
         1958          $62,939
         1959          $66,196
         1960          $72,162
         1961         $113,664
         1962         $105,979
         1963         $126,929
         1964         $128,005
         1965         $124,467
         1966         $101,643
         1967          $92,092
         1968         $130,788
         1969         $118,057
         1970         $126,741
         1971         $165,605
         1972         $199,431
         1973         $173,017
         1974         $117,788
         1975         $134,614
         1976         $184,046
         1977         $175,623
         1978         $193,030
         1979         $234,867
         1980         $249,895
         1981         $300,320
         1982         $333,343
         1983         $403,329
         1984         $465,782
         1985         $667,950
         1986         $732,135
         1987         $674,556
         1988         $780,403
         1989       $1,105,883
         1990       $1,019,156
         1991       $1,340,270
         1992       $1,701,966
         1993       $1,695,874
         1994       $1,629,760
         1995       $2,203,912
         1996       $2,582,208
         1997       $3,876,755
         1998       $4,147,948
         1999       $3,636,896
         2000       $5,000,275
         2001       $4,874,690
         2002       $4,262,814
         2003       $5,333,216
         2004       $6,000,559
         2005       $6,381,037
         2006       $7,020,571
         2007       $7,531,309
     Jan-2008       $7,050,058
     Feb-2008       $6,854,067
     Mar-2008       $6,675,176
     Apr-2008       $6,996,919


$10,000

October 1929 - Stock Market Crash

September 1939 - World War II started

Historical Information has been adjusted for the following:
10% Stock Dividend 8/1/29
3 for 1 Stock Split 5/6/52
3 for 1 Stock Split 3/9/59

October 1973 - Arab Oil Embargo

December 1980 - Prime Rate Hits 21%

September 2001 - "9/11"

$6,996,919


8                                 CENTURY FUNDS

CENTURY FUNDS
AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2008

                                                                        SINCE INCEPTION/
CENTURY SHARES TRUST              1 YEAR        3 YEARS       5 YEARS       10 YEARS
                                 -------------------------------------------------------
Investor Shares (7/18/05)        -4.12%           N/A           N/A           4.25%
Institutional Shares             -3.91%          6.46%         9.04%          4.98%

CENTURY SMALL CAP SELECT FUND     1 YEAR        3 YEARS       5 YEARS    SINCE INCEPTION
                                 -------------------------------------------------------
Investor Shares (2/24/00)        -9.22%          3.42%        10.98%         13.64%
Institutional Shares (12/09/99)  -8.92%          3.73%        11.36%         13.88%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-321-1928 or visit the Funds' website at www.centuryfunds.com. As stated in the prospectus dated February 28, 2008, the total annual fund operating expenses, gross of any fee waivers or expense reimbursements, for Century Small Cap Select Fund are 1.36% for the Investor Shares and 1.08% for the Institutional Shares. The total annual fund operating expenses, gross of any fee waivers or expense reimbursements, for Century Shares Trust are 1.95% for the Investor Shares and 1.10% for the Institutional Shares. The Adviser has agreed contractually to waive a portion of its fees and/or reimburse operating expenses for the Investor Shares of Century Shares Trust to maintain total operating expenses at 1.45% through February 28, 2009. Please see the Financial Highlights and Notes to the Financial Statements sections of this report for gross and net expense related disclosure for the period ended April 30, 2008. Shares held less than 90 days for both Funds may be subject to a 1.00% redemption fee.

Returns include the reinvestment of dividends and capital gains. Performance for Century Small Cap Select Fund and the Investor Shares of Century Shares Trust would have been lower during relevant periods if certain fees had not been waived or expenses reimbursed. Performance information for the Funds does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the redemption of Fund shares.

CENTURY SMALL CAP SELECT FUND CONCENTRATES ITS INVESTMENTS IN THE FINANCIAL SERVICES AND HEALTH CARE GROUP OF INDUSTRIES. CONCENTRATION IN A PARTICULAR INDUSTRY SUBJECTS THE FUND TO THE RISKS ASSOCIATED WITH THAT INDUSTRY AND, AS A RESULT, MAY BE SUBJECT TO GREATER PRICE VOLATILITY THAN FUNDS WITH LESS CONCENTRATED PORTFOLIOS. IN ADDITION, THE FUND INVESTS IN SMALLER COMPANIES WHICH POSE GREATER RISKS THAN THOSE ASSOCIATED WITH LARGER, MORE ESTABLISHED COMPANIES.

CENTURY SHARES TRUST MAY INVEST A SIGNIFICANT PORTION OF ASSETS IN SECURITIES OF COMPANIES WITHIN THE SAME MARKET SECTOR. IF THE FUND'S PORTFOLIO IS OVER WEIGHTED IN A SECTOR, ANY NEGATIVE DEVELOPMENT AFFECTING THAT SECTOR WILL HAVE A GREATER IMPACT ON THE FUND THAN A FUND THAT IS NOT OVER WEIGHTED IN THAT SECTOR.

Price/Earnings ratio is the value of a company's stock price relative to company earnings. Price/Book ratio is the ratio of a stock's latest closing price divided by its book value per share. Book value is the total assets of a company minus total liabilities. Foreside Fund Services, LLC, Distributor.


                                  CENTURY FUNDS                                9

                           SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including redemption fees, and (2) ongoing costs, including management fees, distribution and service fees (in the case of Investor Shares of both Funds) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare those costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2007 to April 30, 2008).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10.00 that is charged once a year may apply for certain IRA accounts. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CENTURY SHARES TRUST                                                                                EXPENSES PAID
                                                     BEGINNING               ENDING                 DURING PERIOD*
                                                     ACCOUNT VALUE           ACCOUNT VALUE          SIX MONTHS ENDING
                                                     NOVEMBER 1, 2007        APRIL 30, 2008         APRIL 30, 2008
                                                     ------------------------------------------------------------------
Based on Actual Fund Return
  Institutional Shares                                   $1,000.00              $914.80                $ 5.57
  Investor Shares                                        $1,000.00              $914.20                $ 6.47
Based on Hypothetical 5% Yearly Return before expenses
  Institutional Shares                                   $1,000.00             $1,019.05               $ 5.87
  Investor Shares                                        $1,000.00             $1,018.10               $ 6.82

* The Fund's annual expense ratios are 1.17% for Institutional Shares and 1.36% for Investor Shares. The dollar amounts shown as "Expenses Paid" are equal to the annual expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

CENTURY SMALL CAP SELECT FUND                                                                       EXPENSES PAID
                                                     BEGINNING               ENDING                 DURING PERIOD*
                                                     ACCOUNT VALUE           ACCOUNT VALUE          SIX MONTHS ENDING
                                                     NOVEMBER 1, 2007        APRIL 30, 2008         APRIL 30, 2008
                                                     ------------------------------------------------------------------
Based on Actual Fund Return
  Institutional Shares                                   $1,000.00              $886.00                $ 5.25
  Investor Shares                                        $1,000.00              $884.60                $ 7.22
Based on Hypothetical 5% Yearly Return before expenses
  Institutional Shares                                   $1,000.00             $1,019.29               $ 5.62
  Investor Shares                                        $1,000.00             $1,017.21               $ 7.72

* The Fund's annual expense ratios are 1.12% for Institutional Shares and 1.54% for Investor Shares. The dollar amounts shown as "Expenses Paid" are equal to the annual expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

10                                CENTURY FUNDS

CENTURY SHARES TRUST                                APRIL 30, 2008 - (UNAUDITED)
PORTFOLIO OF INVESTMENTS

COMMON STOCK - 95.1%
SHARES                                            VALUE
--------                                      -----------
AEROSPACE AND DEFENSE - 2.8%
    93,610 United Technologies Corp.          $ 6,783,917
                                              -----------

BEVERAGES - 2.6%
    92,050 PepsiCo, Inc.                        6,308,186
                                              -----------

CAPITAL MARKETS - 1.2%
    87,666 Waddell & Reed Fin'l, Inc. CL A      2,968,371
                                              -----------

COMMUNICATIONS EQUIPMENT - 3.7%
   344,600 Cisco Systems, Inc. *                8,835,544
                                              -----------

COMPUTERS AND PERIPHERALS - 1.9%
    26,650 Apple, Inc. *                        4,635,767
                                              -----------

CONSTRUCTION AND ENGINEERING - 1.4%
   127,300 Quanta Services, Inc. *              3,378,542
                                              -----------

DIVERSIFIED FINANCIAL SERVICES - 2.5%
   123,000 J.P. Morgan Chase & Co.              5,860,950
                                              -----------

ELECTRICAL EQUIPMENT - 2.4%
    84,700 General Cable Corp. *                5,674,900
                                              -----------

FOOD AND STAPLES RETAILING - 3.0%
    38,750 Costco Wholesale Corp.               2,760,937
   128,720 Walgreen Co.                         4,485,892
                                              -----------
                                                7,246,829
                                              -----------

HEALTH CARE EQUIPMENT AND SUPPLIES - 4.6%
    15,000 Alcon, Inc.                          2,370,000
    45,400 C.R. Bard, Inc.                      4,275,318
    70,500 Smith & Nephew PLC ADR               4,563,465
                                              -----------
                                               11,208,783
                                              -----------

HEALTH CARE PROVIDERS AND SERVICES - 5.4%
    56,600 Express Scripts, Inc. *              3,963,132
    23,850 Laboratory Corp. of
             America Holdings *                 1,803,537
    67,350 McKesson Corp.                       3,510,282
   114,881 UnitedHealth Group, Inc.             3,748,567
                                              -----------
                                               13,025,518
                                              -----------

HOTELS, RESTAURANTS & LEISURE - 1.4%
   118,400 Scientific Games Corp. *             3,334,144
                                              -----------



SHARES                                            VALUE
--------                                      -----------
HOUSEHOLD PRODUCTS - 2.5%
    89,550 Procter & Gamble Co.               $ 6,004,328
                                              -----------

INDUSTRIAL CONGLOMERATES - 2.6%
    81,650 3M Co.                               6,278,885
                                              -----------

INSURANCE - 18.8%
    65,350 AFLAC, Inc.                          4,356,884
   147,866 American International Gr., Inc.     6,831,409
    88,350 Aon Corp.                            4,010,207
        57 Berkshire Hathaway, Inc. CL A *      7,629,450
    84,400 Protective Life Corp.                3,597,128
   151,600 The Chubb Corp.                      8,030,252
   310,750 The Progressive Corp.                5,652,542
    80,000 Torchmark Corp.                      5,179,200
                                              -----------
                                               45,287,072
                                              -----------

INTERNET SOFTWARE AND SERVICES - 0.7%
     2,850 Google, Inc. CL A *                  1,636,727
                                              -----------

IT SERVICES - 0.9%
    25,000 Visa, Inc. CL A *                    2,086,250
                                              -----------

LIFE SCIENCES TOOLS AND SERVICES - 6.9%
    74,250 Covance, Inc. *                      6,221,407
    89,400 TECHNE Corp. *                       6,483,288
    62,550 Waters Corp. *                       3,844,323
                                              -----------
                                               16,549,018
                                              -----------

MACHINERY - 7.6%
    94,050 Danaher Corp.                        7,337,781
   183,500 Donaldson Co., Inc.                  7,989,590
    80,750 IDEX Corp.                           2,962,717
                                              -----------
                                               18,290,088
                                              -----------

MEDIA - 1.7%
   100,300 The McGraw-Hill Companies, Inc.      4,111,297
                                              -----------

OIL, GAS AND CONSUMABLE FUELS - 4.5%
    34,950 Exxon Mobil Corp.                    3,252,797
    60,700 Peabody Energy Corp.                 3,710,591
    78,750 Valero Energy Corp.                  3,846,937
                                              -----------
                                               10,810,325
                                              -----------


                       See notes to financial statements.

                                  CENTURY FUNDS                               11

CENTURY SHARES TRUST (CONT.)                        APRIL 30, 2008 - (UNAUDITED)
PORTFOLIO OF INVESTMENTS


SHARES                                            VALUE
--------                                      -----------
PHARMACEUTICALS - 3.9%
    73,450 Johnson & Johnson, Inc.            $ 4,927,761
    36,900 Roche Holdings Ltd. ADR              3,057,165
    78,900 Schering Plough Corp.                1,452,549
                                              -----------
                                                9,437,475
                                              -----------

SEMICONDUCTORS AND SEMICONDUCTOR
EQUIPMENT - 1.0%
    87,500 Texas Instruments, Inc.              2,551,500
                                              -----------

SOFTWARE - 6.7%
    39,150 Amdocs Ltd. *                        1,228,527
   287,740 Microsoft Corp.                      8,206,345
   321,500 Oracle Corp. *                       6,703,275
                                              -----------
                                               16,138,147
                                              -----------

SPECIALTY RETAIL - 2.2%
   244,415 Staples, Inc.                        5,303,805
                                              -----------

TEXTILES, APPAREL AND LUXURY GOODS - 0.3%
    34,650 Gildan Activewear, Inc. *              891,545
                                              -----------

TRADING COMPANIES AND DISTRIBUTORS - 1.9%
    93,450 Fastenal Co.                         4,561,295
                                              -----------

TOTAL INVESTMENT IN COMMON STOCKS - 95.1%
  (Identified cost, $160,743,327)             229,199,208
                                              -----------


FACE AMOUNT                                       VALUE
--------------                                -----------
SHORT-TERM INVESTMENTS - 4.6%
10,964,000 State Street Bank and Trust
             Eurodollar Time Deposit, at
             cost approximating value,
             maturity 05/01/08, 1.50%        $ 10,964,000
                                             ------------

TOTAL INVESTMENTS - 99.7%
  (Identified cost, $171,707,327)             240,163,208
                                             ------------

CASH AND RECEIVABLES
LESS LIABILITIES - 0.3%
  Other Assets in Excess of Liabilities           718,360
                                             ------------

NET ASSETS - 100%                            $240,881,568
                                             ============

*Non-income producing security

ABBREVIATIONS:
ADR -- American Depository Receipt



                       See notes to financial statements.

12                                CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND              APRIL 30, 2008 - (UNAUDITED)
PORTFOLIO OF INVESTMENTS

COMMON STOCK - 94.8%
SHARES                                            VALUE
--------                                        ----------
AEROSPACE AND DEFENSE - 2.4%
   211,850 DRS Technologies, Inc.            $ 13,227,914
   272,500 Taser International, Inc. *          2,032,850
                                             ------------
                                               15,260,764
                                             ------------

CAPITAL MARKETS - 2.0%
    65,200 Investment Technology Group, Inc. *  3,146,552
   437,000 optionsXpress Holdings, Inc.         9,382,390
                                             ------------
                                               12,528,942
                                             ------------

CHEMICALS - 1.6%
   457,430 RPM International, Inc.             10,200,689
                                             ------------

COMMERCIAL SERVICES AND SUPPLIES - 4.5%
   142,900 Advisory Board Co. *                 6,661,998
    90,700 Clean Harbors, Inc. *                5,983,479
   397,200 Cornell Companies, Inc. *            9,024,384
   156,700 Corporate Executive Board Co.        6,827,419
                                             ------------
                                               28,497,280
                                             ------------

COMMUNICATIONS EQUIPMENT - 2.0%
   868,200 Acme Packet, Inc. *                  7,944,030
   216,450 Polycom, Inc. *                      4,848,480
                                             ------------
                                               12,792,510
                                             ------------

CONSUMER FINANCE - 0.8%
   591,450 Cardtronics, Inc. *                  4,903,120
                                             ------------

DIVERSIFIED CONSUMER SERVICES - 2.9%
   336,350 Bright Horizons Family
           Solutions,  Inc. *                  15,946,353
    47,150 Capella Education Co. *              3,040,704
                                             ------------
                                               18,987,057
                                             ------------

DIVERSIFIED FINANCIAL SERVICES - 1.2%
 1,777,510 Primus Guaranty, Ltd. *              7,927,695
                                             ------------

ELECTRICAL EQUIPMENT - 3.4%
   150,250 General Cable Corp. *               10,066,750
   320,950 II-VI, Inc. *                       11,920,083
                                             ------------
                                               21,986,833
                                             ------------

ELECTRONIC EQUIPMENT AND INSTRUMENTS - 1.8%
   289,550 DTS, Inc. *                          8,541,725
    70,450 Rofin-Sinar Technologies, Inc. *     2,682,736
                                             ------------
                                               11,224,461
                                             ------------


SHARES                                            VALUE
--------                                     ------------
ENERGY EQUIPMENT AND SERVICES - 2.5%
   145,150 Bristow Group, Inc. *             $  7,656,663
 1,327,600 Grey Wolf Inc *                      8,324,052
                                             ------------
                                               15,980,715
                                             ------------

FOOD AND STAPLES RETAILING - 2.0%
   138,209 The Andersons, Inc.                  6,281,599
   329,800 United Natural Foods, Inc. *         6,530,040
                                             ------------
                                               12,811,639
                                             ------------

FOOD PRODUCTS - 1.2%
   340,250 Texas Roadhouse, Inc. *              4,014,950
   158,200 The Cheesecake Factory, Inc. *       3,580,066
                                             ------------
                                                7,595,016
                                             ------------

HEALTH CARE EQUIPMENT AND SUPPLIES - 5.3%
   371,900 IRIS International Inc. *            5,072,716
   136,551 SurModics, Inc. *                    6,072,423
   295,250 West Pharmaceutical Services, Inc.  13,850,177
   316,100 Wright Medical Group, Inc. *         8,825,512
                                             ------------
                                               33,820,828
                                             ------------

HEALTH CARE PROVIDERS AND SERVICES - 8.1%
   142,980 Air Methods Corp. *                  5,733,498
   888,350 BioScrip, Inc. *                     4,885,925
    87,200 Emeritus Corp. *                     2,149,480
   451,300 HealthExtras, Inc. *                12,735,686
   223,419 Healthways, Inc. *                   8,161,496
   455,400 Psychiatric Solutions, Inc. *       15,806,934
   187,200 Virtual Radiologic Corp. *           2,615,184
                                             ------------
                                               52,088,203
                                             ------------

HOTELS, RESTAURANTS & LEISURE - 1.9%
   426,550 Scientific Games Corp. *            12,011,648
                                             ------------

HOUSEHOLD DURABLES - 1.0%
   304,725 Jarden Corp. *                       6,496,737
                                             ------------

INSURANCE - 2.8%
   283,750 National Financial Partners Corp.    7,638,550
   284,390 Platinum Underwriters
              Holdings, Ltd.                   10,201,069
                                             ------------
                                               17,839,619
                                             ------------


                       See notes to financial statements.

                                  CENTURY FUNDS                               13

CENTURY SMALL CAP SELECT FUND (CONT.)    APRIL 30, 2008 - (UNAUDITED)
PORTFOLIO OF INVESTMENTS


Shares                                            Value
--------                                     ------------
INTERNET AND CATALOG RETAIL - 0.4%
    55,150 Blue Nile, Inc. *                 $  2,739,301
                                             ------------

INTERNET SOFTWARE AND SERVICES - 6.4%
   540,355 CMGI, Inc. *                         7,473,110
   587,800 j2 Global Communications, Inc. *    12,578,920
   500,200 Online Resources Corp. *             5,057,022
   148,750 ValueClick, Inc, *                   2,967,563
   675,650 Websense, Inc. *                    13,141,392
                                             ------------
                                               41,218,007
                                             ------------

IT SERVICES - 6.4%
   295,850 Euronet Worldwide, Inc. *            5,230,628
   261,400 Forrester Research, Inc. *           7,538,776
   269,900 Global Payments Inc.                11,945,774
   290,100 RightNow Technologies, Inc. *        3,472,497
   378,150 Wright Express Corp. *              12,478,950
                                             ------------
                                               40,666,625
                                             ------------

LIFE SCIENCES TOOLS AND SERVICES - 6.3%
 1,051,200 Bruker BioSciences Corp. *          12,740,544
   253,550 Kendle International, Inc. *        10,824,050
   235,650 TECHNE Corp. *                      17,089,338
                                             ------------
                                               40,653,932
                                             ------------

MACHINERY - 4.4%
    92,000 Chart Industries, Inc. *             3,738,880
   205,300 Donaldson Co., Inc.                  8,938,762
    69,550 Nordson Corp.                        4,105,537
   291,450 RBC Bearings Inc. *                 11,649,256
                                             ------------
                                               28,432,435
                                             ------------

MEDIA - 1.1%
   148,400 John Wiley & Sons, Inc.              6,833,820
                                             ------------

OIL, GAS AND CONSUMABLE FUELS - 5.4%
   180,900 Berry Petroleum Co.                  8,958,168
   200,950 Foundation Coal Holdings, Inc.      12,052,981
   177,250 Holly Corp.                          7,352,330
   263,850 World Fuel Services Corp.            6,480,156
                                             ------------
                                               34,843,635
                                             ------------

PHARMACEUTICALS - 2.5%
   387,750 Perrigo Co.                         15,893,873
                                             ------------


SHARES/FACE AMOUNT                                  VALUE
----------------------                       ------------
SEMICONDUCTORS AND SEMICONDUCTOR
EQUIPMENT - 0.9%
   163,950 Varian Semiconductor Equipment
             Associates, Inc. *              $  6,005,488
                                             ------------

SOFTWARE - 11.0%
 1,003,853 Blackbaud, Inc.                     23,580,507
   126,250 Commvault Systems, Inc. *            1,552,875
   530,460 Epicor Software Corp. *              4,243,680
   199,450 EPIQ Systems, Inc. *                 3,079,508
   232,500 FactSet Research Systems Inc.       13,956,975
 1,658,500 Lawson Software, Inc. *             13,251,415
   176,600 MICROS Systems, Inc. *               6,295,790
   206,850 THQ Inc. *                           4,401,768
                                             ------------
                                               70,362,518
                                             ------------

TRADING COMPANIES AND DISTRIBUTORS - 2.0%
   298,250 GATX Corp.                          13,123,000
                                             ------------

TRANSPORTATION INFRASTRUCTURE - 0.6%
    99,750 Aegean Marine Petroleum
             Network Inc.                       3,627,907
                                             ------------

TOTAL INVESTMENT IN COMMON STOCKS - 94.8%
 (Identified cost, $604,929,653)              607,354,297
                                             ------------

SHORT-TERM INVESTMENTS - 5.3%
33,630,000 State Street Bank and Trust
            Eurodollar Time Deposit, at
            cost approximating value,
            maturity 05/01/08, 1.50%           33,630,000
                                             ------------

TOTAL INVESTMENTS - 100.1%
  (Identified cost, $638,559,653)             640,984,297
                                             ------------

CASH AND RECEIVABLES
LESS LIABILITIES - (0.1)%
Liabilities in Excess of Other Assets            (431,586)
                                             ------------

NET ASSETS - 100%                            $640,552,711
                                             ============


* Non-income producing security


                       See notes to financial statements.

14                                CENTURY FUNDS

STATEMENT OF ASSETS AND LIABILITIES - APRIL 30, 2008 - (UNAUDITED)

                                                                                  CENTURY SHARES     CENTURY SMALL CAP
                                                                                       TRUST            SELECT FUND
                                                                                   -------------      -------------
ASSETS:
Investments, at value (Note 1A) (Identified cost of
   $171,707,327 and $638,559,653, respectively) ...........................        $ 240,163,208      $ 640,984,297
Cash ......................................................................                  123                228
Dividends and interest receivable .........................................              147,161             42,736
Receivable for investments sold ...........................................              934,209          2,753,401
Receivable for Trust/Fund shares sold .....................................                6,472          1,155,356
Prepaid expenses ..........................................................                9,278              9,105
                                                                                   -------------      -------------
   Total Assets ...........................................................          241,260,451        644,945,123
                                                                                   -------------      -------------

LIABILITIES:
Payable to Affiliates:
   Management fee (Note 4) ................................................              157,486            494,926
   Administration fee (Note 5) ............................................               29,379             21,220
   Distribution fees (Note 7) .............................................                2,321             33,146
Accrued expenses and other liabilities ....................................               81,672            158,216
Payable for investments purchased .........................................                   --          2,547,900
Payable for Trust/Fund shares repurchased .................................              108,025          1,137,004
                                                                                   -------------      -------------
   Total Liabilities ......................................................              378,883          4,392,412
                                                                                   -------------      -------------
NET ASSETS ................................................................        $ 240,881,568      $ 640,552,711
                                                                                   =============      =============
At April 30, 2008, net assets consisted of:
Capital paid-in ...........................................................        $ 170,933,616      $ 674,745,859
Accumulated distributions in excess of net investment income ..............          (2,832,548)       (10,168,380)
Accumulated undistributed net realized gains/(losses) on investments ......            4,324,619       (26,449,412)
Unrealized appreciation in value of investments ...........................           68,455,881         2,424,644
                                                                                   -------------      -------------
Net assets applicable to outstanding capital stock ........................        $ 240,881,568      $ 640,552,711
                                                                                   =============      =============
Net Assets consist of:
   Institutional Class ....................................................        $ 240,042,776      $ 465,118,974
   Investor Class .........................................................           $  838,792      $ 175,433,737
Shares Outstanding consist of (Note 2):
Century Shares Trust
   Institutional Class ....................................................           11,382,267         22,157,357
   Investor Class .........................................................               39,619          8,486,578
NET ASSET VALUE PER SHARE
   (Represents both the offering and redemption price*)
   Institutional Class ....................................................             $  21.09           $  20.99
   Investor Class .........................................................             $  21.17           $  20.67

* In general, shares of the Trust and Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1.00% of the current net asset value of the shares may be assessed and retained by each for the benefit of their respective remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

                       See notes to financial statements.

                                  CENTURY FUNDS                               15

STATEMENT OF OPERATIONS - SIX MONTHS ENDED APRIL 30, 2008 - (UNAUDITED)

                                                                                  CENTURY SHARES     CENTURY SMALL CAP
                                                                                       TRUST            SELECT FUND
                                                                                  --------------     --------------
INVESTMENT INCOME/(LOSS):
   Dividends (net of withholding tax of $25,449 and $0, respectively) .....       $    1,360,395     $    1,369,674
   Interest ...............................................................              134,527            398,623
                                                                                  --------------     --------------
     Total income .........................................................            1,494,922          1,768,297

EXPENSES:
   Investment adviser fee (Note 4) ........................................            1,006,073          3,244,822
   Non-interested trustees' remuneration ..................................               24,103             87,132
   Transfer agent
     Institutional Class ..................................................               79,360             39,898
     Investor Class .......................................................                   10            204,836
   Custodian ..............................................................               29,248             71,948
   Administration (Note 5) ................................................              188,639             21,220
   Insurance ..............................................................                1,820             29,400
   Professional fees ......................................................               52,396             69,371
   Registration ...........................................................               27,763             28,440
   Printing and other .....................................................               65,061            205,955
   Distribution fee (Note 7) ..............................................                1,082            239,908
                                                                                  --------------     --------------
     Total expenses .......................................................            1,475,555          4,242,930

   Net investment income/(loss) ...........................................               19,367         (2,474,633)
                                                                                  --------------     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from investment transactions ..................              641,946        (26,438,226)
   Decrease in unrealized appreciation on investments .....................          (23,966,279)       (63,903,753)
                                                                                  --------------     --------------
     Net realized and unrealized gain on investments ......................          (23,324,333)       (90,341,979)
                                                                                  --------------     --------------
Net decrease in net assets resulting from operations ......................       $  (23,304,966)    $  (92,816,612)
                                                                                  ==============     ==============

                       See notes to financial statements.

16                                CENTURY FUNDS

STATEMENT OF CHANGES IN NET ASSETS

                                                    CENTURY SHARES                        CENTURY SMALL CAP
                                                         TRUST                                SELECT FUND
                                                     ------------                            ------------
                                              Six Months                            Six Months
INCREASE (DECREASE)                             Ended                                  Ended
   IN NET ASSETS:                          April 30, 2008        Year Ended       April 30, 2008        Year Ended
                                             (Unaudited)      October 31, 2007      (Unaudited)      October 31, 2007
                                             -----------      ----------------      -----------      ----------------
Operations:
   Net investment income/(loss)            $      19,367       $   1,635,090      $   (2,474,633)     $    (632,683)
   Net realized gain/(loss) on investment
     transactions                                641,946          62,813,977         (26,438,226)        68,702,337
   Change in net unrealized appreciation     (23,966,279)        (31,685,500)        (63,903,753)        27,688,064
                                           -------------       -------------      --------------      -------------
   Net increase (decrease) in net assets
     resulting from operations               (23,304,966)         32,763,567         (92,816,612)        95,757,718

Distributions to shareholders from:
   Net Investment Income
       Institutional Class                    (2,847,889)         (4,517,444)         (5,899,699)        (7,516,448)
       Investor Class                             (4,026)             (2,257)         (1,794,048)        (4,411,492)
   Realized gain from investment transactions
       Institutional Class                   (58,549,291)        (75,570,929)        (42,722,585)       (42,614,264)
       Investor Class                           (191,079)           (459,673)        (19,828,953)       (27,610,318)

Trust/Fund share transactions - net           37,102,860          29,443,454         (29,240,135)       (75,118,501)
Redemption fees                                      252               3,271              78,395             10,896
                                           -------------       -------------      --------------      -------------
       Total (decrease)/increase             (47,794,139)        (18,340,011)       (192,223,637)       (61,502,409)

NET ASSETS:
   At beginning of period                    288,675,707         307,015,718         832,776,348        894,278,757
                                           -------------       -------------      --------------      -------------
   At end of period                        $ 240,881,568       $ 288,675,707      $  640,552,711      $ 832,776,348
                                           =============       =============      ==============      =============

Distributions in excess of net investment
   income at end of period                 $  (2,832,548)      $          --      $  (10,168,380)     $          --
                                           =============       =============      ==============      =============


                       See notes to financial statements.

                                  CENTURY FUNDS                               17

FINANCIAL HIGHLIGHTS

                                                      PERIOD
                                                       ENDED
                                                     APRIL 30,
CENTURY SHARES TRUST                                    2008                      YEAR ENDED OCTOBER 31,
INSTITUTIONAL SHARES                                (UNAUDITED)       2007        2006        2005       2004        2003
                                                       ------        ------      ------      ------     ------      ------
Net Asset Value, beginning of period                   $29.52        $35.69      $35.40      $35.62     $35.66      $33.95
                                                       ------        ------      ------      ------     ------      ------
Income/(loss) from Investment Operations:
   Net investment income (a)                               --+         0.16        0.10        0.19       0.03        0.07
   Net realized and unrealized gain/(loss)
     on investments                                     (1.96)         2.95        3.31        3.54       3.02        5.03
                                                       ------        ------      ------      ------     ------      ------
     Total income/(loss) from investment operations     (1.96)         3.11        3.41        3.73       3.05        5.10
                                                       ------        ------      ------      ------     ------      ------
Less Distributions From:
   Net investment income                                (0.30)        (0.43)      (0.77)      (0.32)     (0.34)      (0.10)
   Net realized gain on investment transactions         (6.17)        (8.85)      (2.35)      (3.63)     (2.75)     (3.29)
                                                       ------        ------      ------      ------     ------      ------
     Total distributions                                (6.47)        (9.28)      (3.12)      (3.95)     (3.09)      (3.39)
                                                       ------        ------      ------      ------     ------      ------

Redemption fees                                            --+           --+         --+         --+        --+         --+
                                                       ------        ------      ------      ------     ------      ------
Net Asset Value, end of period                         $21.09        $29.52      $35.69      $35.40     $35.62      $35.66
                                                       ======        ======      ======      ======     ======      ======

Total Return                                            (8.52)%**     11.86%      10.17%      11.18%      9.06%      16.99%
Ratios and supplemental data
Net assets, end of period (000 omitted)              $240,043      $287,670    $305,172    $323,643   $362,392    $342,679
   Ratio of expenses to average net assets               1.17%*        1.10%       1.11%       1.12%      1.15%       1.17%
   Ratio of expenses to average net assets
     without giving effect to voluntary
     expense agreement                                   1.17%*        1.10%         --%         --%        --%         --%
   Ratio of net investment income to
     average net assets                                  0.02%*        0.56%       0.29%       0.55%      0.07%       0.21%
Portfolio Turnover Rate                                    23%**         38%         48%         19%        43%         37%

(a)  Calculated based on average shares outstanding during the period.
+    Amount represents less than $0.01 per share.
*    Annualized
**   Not annualized

                       See notes to financial statements.

18                                CENTURY FUNDS

FINANCIAL HIGHLIGHTS

                                                       PERIOD
                                                       ENDED                                PERIOD
                                                      APRIL 30,                              ENDED
CENTURY SHARES TRUST                                     2008     YEAR ENDED OCTOBER 31,  OCTOBER 31,
INVESTOR CLASS                                       (UNAUDITED)      2007        2006      2005 (b)
                                                       ------        ------      ------      ------
Net Asset Value, beginning of period                   $29.46        $35.41      $35.35      $35.00
                                                       ------        ------      ------      ------
Income from Investment Operations:
   Net investment income/(loss) (a)                     (0.02)         0.01       (0.19)      (0.03)
   Net realized and unrealized gain/(loss)
     on investments                                     (1.97)         2.96        3.27        0.29
                                                       ------        ------      ------      ------
     Total income/(loss) from investment operations     (1.99)         2.97        3.08        0.26
                                                       ------        ------      ------      ------
Less Distributions From:
   Net investment income                                (0.13)        (0.07)      (0.68)         --
   Net realized gain on
     investment transactions                            (6.17)        (8.85)      (2.35)         --
                                                       ------        ------      ------      ------
   Total distributions                                  (6.30)        (8.92)      (3.03)         --
                                                       ------        ------      ------      ------

Redemption fees                                            --+           --+       0.01        0.09
                                                       ------        ------      ------      ------
Net Asset Value, end of period                         $21.17        $29.46      $35.41      $35.35
                                                       ======        ======      ======      ======

Total Return                                            (8.58)%**     11.38%       9.18%       1.00%**
Ratios and supplemental data
Net assets, end of period (000 omitted)                  $839        $1,006      $1,844      $1,139
   Ratio of expenses to average net assets               1.36%*        1.56%       2.00%       1.20%*
   Ratio of expenses to average net assets
     without giving effect to voluntary
     expense agreement                                   1.36%*        1.95%       2.15%       1.35%*
   Ratio of net investment income/(loss)
     to average net assets                              (0.16)%*       0.05%      (0.58)%     (0.36)%*
Portfolio turnover rate                                    23%**         38%         48%         19%

(a)  Calculated based on average shares outstanding during the period.
(b) From the commencement date of investment operations, July 18, 2005 to October 31, 2005.
+    Amount represents less than $0.01 per share.
*    Annualized
**   Not annualized

                       See notes to financial statements.

                                  CENTURY FUNDS                               19

FINANCIAL HIGHLIGHTS

                                                       PERIOD
                                                        ENDED
                                                      APRIL 30,
CENTURY SMALL CAP                                       2008                        YEAR ENDED OCTOBER 31,
SELECT FUND - INSTITUTIONAL SHARES                   (UNAUDITED)      2007        2006        2005        2004       2003
                                                       ------        ------      ------      ------     ------      ------
Net Asset Value, beginning of period                   $26.13        $25.74      $24.15      $22.46     $21.53      $15.42
                                                       ------        ------      ------      ------     ------      ------
Income/(loss) from Investment Operations:
   Net investment income (loss) (a)                     (0.06)           --        0.06        0.03      (0.08)      (0.09)
   Net realized and unrealized gain/(loss)
     on investments                                     (2.69)         2.75        1.90        2.22       2.14        6.64
                                                       ------        ------      ------      ------     ------      ------
     Total income/(loss) from investment operations     (2.75)         2.75        1.96        2.25       2.06        6.55
                                                       ------        ------      ------      ------     ------      ------
Less Distributions From:
   Net investment income                                (0.29)        (0.35)      (0.09)         --      (0.94)      (0.11)
   Net realized gain on investment transactions         (2.10)        (2.01)      (0.28)      (0.56)     (0.19)     (0.35)
                                                       ------        ------      ------      ------     ------      ------
     Total distributions                                (2.39)        (2.36)      (0.37)      (0.56)     (1.13)      (0.46)
                                                       ------        ------      ------      ------     ------      ------

Redemption fees                                            --+           --+         --+         --+        --+       0.02
                                                       ------        ------      ------      ------     ------      ------
Net Asset Value, end of period                         $20.99        $26.13      $25.74      $24.15     $22.46      $21.53
                                                       ======        ======      ======      ======     ======      ======

Total Return                                           (11.40)%**     11.61%       8.21%      10.19%      9.83%      43.76%
Ratios and supplemental data
Net assets, end of period (000 omitted)              $465,119      $575,027    $540,697    $585,723   $140,208     $42,936
   Ratio of expenses to average net assets               1.12%*        1.08%       1.07%       1.06%      1.13%       1.26%
   Ratio of expenses to average net assets
     without giving effect to voluntary
     expense agreement                                   1.12%*        1.08%       1.07%       1.06%      1.13%       1.40%
   Ratio of net investment income to
     average net assets                                 (0.60)%*       0.02%       0.25%       0.13%     (0.36)%     (0.50)%
Portfolio Turnover Rate                                    45%**        100%        127%         96%       103%         88%

(a)  Calculated based on average shares outstanding during the period.
+    Amount represents less than $0.01 per share.
*    Annualized
**   Not annualized

                       See notes to financial statements.

20                                CENTURY FUNDS

FINANCIAL HIGHLIGHTS

                                                       PERIOD
                                                        ENDED
                                                      APRIL 30,
CENTURY SMALL CAP                                       2008                        YEAR ENDED OCTOBER 31,
SELECT FUND - INVESTOR SHARES                        (UNAUDITED)      2007        2006        2005        2004       2003
                                                       ------        ------      ------      ------     ------      ------
Net Asset Value, beginning of period                   $25.72        $25.40      $23.86      $22.26     $21.39      $15.35
                                                       ------        ------      ------      ------     ------      ------
Income from Investment Operations:
   Net investment loss (a)                              (0.11)        (0.06)      (0.02)      (0.04)     (0.15)      (0.15)
   Net realized and unrealized gain/(loss)
     on investments                                     (2.65)         2.71        1.86        2.20       2.12        6.60
                                                       ------        ------      ------      ------     ------      ------
     Total income/(loss) from investment operations     (2.76)         2.65        1.84        2.16       1.97        6.45
                                                       ------        ------      ------      ------     ------      ------
Less Distributions From:
   Net investment income                                (0.19)        (0.32)      (0.03)         --      (0.91)      (0.07)
   Net realized gain on investment transactions         (2.10)        (2.01)      (0.28)      (0.56)     (0.19)      (0.35)
                                                       ------        ------      ------      ------     ------      ------
     Total distributions                                (2.29)        (2.33)      (0.31)      (0.56)     (1.10)      (0.42)
                                                       ------        ------      ------      ------     ------      ------

Redemption fees                                            --+           --+       0.01          --+        --+       0.01
                                                       ------        ------      ------      ------     ------      ------
Net Asset Value, end of period                         $20.67        $25.72      $25.40      $23.86     $22.26      $21.39
                                                       ======        ======      ======      ======     ======      ======

Total Return                                           (11.54)%**     11.34%       7.83%       9.87%      9.45%      43.12%
Ratios and supplemental data
Net assets, end of period (000 omitted)              $175,434      $257,750    $353,581    $407,048   $150,418     $78,959
   Ratio of expenses to average net assets               1.54%*        1.36%       1.45%       1.35%      1.50%       1.61%
   Ratio of expenses to average net assets
     without giving effect to voluntary
     expense agreement                                   1.54%*        1.36%       1.45%       1.35%      1.50%       1.76%
   Ratio of net investment loss to
     average net assets                                 (1.02)%*      (0.24)%     (0.09)%     (0.17)%    (0.69)%     (0.86)%
Portfolio turnover rate                                    45%**        100%        127%         96%       103%         88%

(a)  Calculated based on average shares outstanding during the period.
+    Amount represents less than $0.01 per share.
*    Annualized
**   Not annualized

                       See notes to financial statements.

                                  CENTURY FUNDS                               21

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES -- Century Capital Management Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Century Shares Trust (the "Trust") and Century Small Cap Select Fund (the "Fund" and together with the Trust, the "Funds") are diversified series of the Master Trust. The following is a summary of significant accounting policies consistently followed by both the Trust and the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available generally are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value. In the absence of readily available market quotes, the Funds' portfolio securities and other assets will be valued at fair value, as determined in good faith by the Board of Trustees, its Valuation Committee, or the Adviser or a Delegate pursuant to instructions from the Board of Trustees or its Valuation Committee. When determining the price for a fair value asset, the investment advisor shall seek to determine the price that the funds might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant, including but not limited to trading volumes, the value of other financial instruments, changes in interest rates and government actions.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of April 30, 2008 management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements.

B. Securities Transactions -- Investment security transactions are recorded on a trade date basis. Gain or loss on sales is determined by the use of a specific identification method, for both financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Funds may invest in equity securities issued or guaranteed by companies organized and based in countries outside of the United States. These securities may be traded on foreign securities exchanges or in foreign over-the-counter markets. Foreign dividend income is recorded on ex-dividend date or as soon as practical after the Fund or Trust determine the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and capital gain on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded daily on an accrual basis.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about
(a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. The Funds do not currently use derivatives and therefore management of the Funds does not believe the adoption of FAS 161 will materially impact the financial statement amount. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

C. Use of Estimates -- The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Trust and Fund. Actual results could differ from those estimates.

D. Risks and Uncertainty -- The Fund concentrates its investments in the financial services and health care group of industries, which will subject the Fund to the risks associated with those industries and may result in greater fluctuation in share value than is experienced in more diversified portfolios. In addition, the Fund invests in smaller companies, which generally involves greater risk than investing in larger, more established companies. Investments in securities issued by non U.S. companies have certain risks not present in domestic issuers. At any given time, a significant portion of the assets of the Trust and/or the Fund may be invested in securities

22                                CENTURY FUNDS
of companies within the same market sector of the economy. Companies within the same sector often face similar issues and, consequently, may react similarly to changes in market conditions. If the Trust or the Fund has a significant weighting in one or more sectors, it may be subject to more risk and price volatility than other funds.

E. Multiple Classes of Shares -- The Funds offer multiple classes of shares, which differ in their respective distribution and transfer agent fees. Transfer agent fees for each share class are based on a per shareholder account charge. All shareholders bear the common expenses of the Funds based upon daily net assets of each class, without distinction between share classes.

F. Redemption Fees -- In general, shares of the Trust and Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a fee of 1% of the current net asset value of the shares may be assessed and retained by each for the benefit of their respective remaining shareholders of the Trust and Fund. The redemption fee is accounted for as an addition to paid-in-capital.

G. Income Tax Information and Distributions to Shareholders -- Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book and tax differences.

The presentation for the Fund has changed in the table shown below as a result of a typographical error as of October 31, 2007. The amount included in Accumulated Gain was originally reported as Paid-In Capital.

                                    PAID-IN
                                    CAPITAL          UNII       ACCUMULATED GAIN
--------------------------------------------------------------------------------
CENTURY SMALL CAP SELECT FUND         $--        $12,560,623     $(12,560,623)


                                  CENTURY FUNDS                               23

In June 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Trusts' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. As of April 30, 2008 the Funds have reviewed their tax positions for each of the three open tax years as of October 31, 2007 and has determined that no provisions for income tax is required in either of the Fund's financial statements. The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Book-tax differences are primarily due to equalization, partnership income, net operating losses and losses deferred due to wash sales and excise tax regulations:

The federal tax cost of investments and unrealized appreciation (depreciation) as of the period ended April 30, 2008 were as follows:

FOR THE TRUST
Unrealized appreciation .....................................     $  74,998,848
Unrealized depreciation .....................................        (6,542,967)
                                                                  -------------
Unrealized net appreciation .................................     $  68,455,881
                                                                  =============

Cost for federal income tax purposes ........................     $ 171,707,327

FOR THE FUND
Unrealized appreciation .....................................     $  56,304,165
Unrealized depreciation .....................................       (53,879,521)
                                                                  -------------
Unrealized net appreciation .................................     $   2,424,644
                                                                  =============

Cost for federal income tax purposes ........................     $ 638,559,653

(2)   TRANSACTIONS IN SHARES

      A. TRUST SHARES-- The number of authorized shares is unlimited, par value $0.01. Transactions in Trust shares were as follows:

CENTURY SHARES TRUST

                                                                                    PERIOD ENDED APRIL 30, 2008
                                                                                    ---------------------------
                                                                         INSTITUTIONAL SHARES         INVESTOR SHARES
                                                                         SHARES       AMOUNT        SHARES       AMOUNT
                                                                      ----------   ------------   ----------  -----------
Sold .............................................................        89,966   $  2,000,453        3,996  $    87,706
Issued to shareholders in reinvestment of distributions from:
   Net investment income .........................................       101,392      2,343,715          174        4,026
   Realized gain on investment transactions ......................     2,224,013     51,337,595        8,276      191,079
                                                                      ----------   ------------   ----------  -----------
                                                                       2,415,371     55,681,763       12,446      282,811
Repurchased ......................................................      (777,151)   (18,687,629)      (6,969)    (174,085)
                                                                      ----------   ------------   ----------  -----------
   Net increase (decrease) .......................................     1,638,220   $ 36,994,134        5,477  $   108,726
                                                                      ==========   ============   ==========  ===========


24                                CENTURY FUNDS

                                                                                    YEAR ENDED OCTOBER 31, 2007
                                                                                    ---------------------------
                                                                         INSTITUTIONAL SHARES         INVESTOR SHARES
                                                                         SHARES       AMOUNT        SHARES        AMOUNT
                                                                      ----------   ------------   ----------   -----------
Sold .............................................................       207,400   $  5,807,854       14,785   $   415,043
Issued to shareholders in reinvestment of distributions from:
   Net investment income .........................................       133,255      3,725,818           79         2,257
   Realized gain on investment transactions ......................     2,436,217     65,004,501       17,333       457,249
                                                                      ----------   ------------   ----------   -----------
                                                                       2,776,872     74,538,173       32,197       874,549
Repurchased ......................................................    (1,582,350)   (44,567,517)     (50,128)   (1,401,751)
                                                                      ----------   ------------   ----------   -----------
   Net increase (decrease) .......................................     1,194,522   $ 29,970,656      (17,931)  $  (527,202)
                                                                      ==========   ============   ==========   ===========

      B. FUND SHARES - The number of authorized shares is unlimited. Transactions in Fund shares were as follows:

CENTURY SMALL CAP SELECT FUND
                                                                                    PERIOD ENDED APRIL 30, 2008
                                                                                    ---------------------------
                                                                         INSTITUTIONAL SHARES          INVESTOR SHARES
                                                                         SHARES       AMOUNT         SHARES        AMOUNT
                                                                      ----------   -------------   ----------   ------------
Sold .............................................................     3,689,129   $  78,080,296      503,412   $ 10,799,875
Issued to shareholders in reinvestment of distributions from:
   Net investment income .........................................       228,830       5,308,863       71,197      1,628,311
   Realized gain on investment transactions ......................     1,763,230      40,906,967      788,088     18,023,807
                                                                      ----------   -------------   ----------   ------------
 .................................................................     5,681,189     124,296,126    1,362,697     30,451,993
Repurchased ......................................................    (5,527,133)   (122,484,378)  (2,898,181)   (61,503,876)
                                                                      ----------   -------------   ----------   ------------
   Net increase (decrease) .......................................       154,056   $   1,811,748   (1,535,484)  $(31,051,883)
                                                                      ==========   =============   ==========   ============

                                                                                    YEAR ENDED OCTOBER 31, 2007
                                                                                    ---------------------------
                                                                         INSTITUTIONAL SHARES         INVESTOR SHARES
                                                                         SHARES       AMOUNT        SHARES       AMOUNT
                                                                      ----------   ------------   ----------  ------------
Sold                                                                   6,049,719   $153,845,728    1,591,679   $39,241,334
Issued to shareholders in reinvestment of distributions from:
   Net investment income                                                 277,032      6,651,580      158,342     3,749,576
   Realized gain on investment transactions                            1,665,227     40,572,547      978,856    23,524,667
                                                                      ----------   ------------   ----------   -----------
                                                                       7,991,978    201,069,855    2,728,877    66,515,577
Repurchased                                                           (6,996,336)  (177,782,464)  (6,625,509)  (164,921,469)
                                                                      ----------   ------------   ----------   -----------
   Net increase (decrease)                                               995,642   $ 23,287,391   (3,896,632)  $(98,405,892)
                                                                      ==========   ============   ==========   ===========

(3)   INVESTMENT SECURITY TRANSACTIONS

FOR THE TRUST, other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $56,332,110 and $78,856,452, respectively, during the period ended April 30, 2008.

FOR THE FUND, other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $304,883,543 and $413,272,826, respectively, during the period ended April 30, 2008.


                                  CENTURY FUNDS                               25

(4)   INVESTMENT ADVISER FEE

FOR THE TRUST, the investment adviser fee is earned by Century Capital Management, LLC ("CCM"), as compensation for providing investment advisory services to the Trust. CCM receives a monthly fee equal on an annualized basis to 0.80% of the first $500 million and 0.70% of the amounts exceeding $500 million of the Trust's average daily net assets. For the period ended April 30, 2008, the fee amounted to $1,006,073. Officers and Trustees of the Master Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee. The Trust has guaranteed retirement benefits to be paid to one former Trustee. Under the terms of the Trust's Investment Advisory and Management Agreement with CCM, CCM has assumed the obligation to make all such payments on behalf of the Trust during the term of the agreement. The amount of potential future payments owed by the Trust cannot be estimated with certainty due to the variability of amounts used to determine the payment and therefore are not reflected in the Trust's financial statements. Retirement benefits are payable over various periods.

FOR THE FUND, the investment adviser fee is earned by CCM as compensation for providing investment advisory, management and administrative services to the Fund. CCM receives a monthly fee equal on an annualized basis to 0.95% of the Fund's average daily net assets. For the period ended April 30, 2008, the fee amounted to $3,244,822. Officers and Trustees of the Master Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

(5) ADMINISTRATION FEES -- The Trust has an Administration Agreement with CCM. Under the agreement CCM shall provide or procure, at its expense, non-investment advisory services to the Trust. CCM will receive a monthly fee equal on an annualized basis to 0.15% of the Trust's average daily net assets. The fee was $188,639 for the period ended April 30, 2008. Per the Investment Advisory and Management Services Agreement between the Fund and CCM, the Fund will reimburse CCM for expenses associated with having the adviser's personnel perform shareholder service functions and certain financial, accounting, administrative and clerical services. CCM estimates the expense for Fiscal Year End October 31, 2008 on the Fund to be $28,761. During the period ended April 30, 2008 the Fund has accrued to date $21,220, which is recorded on the Statement of Operations under Administration.

(6) ADVISER REIMBURSEMENT -- CCM contractually agreed to reimburse the Trust for distribution and service fees paid by the Trust's Investor Shares through February 28, 2009. In addition, effective as of February 28, 2008, CCM has contractually agreed to waive a portion of its management fee and reimburse or pay operating expenses of the Trust's Investor Shares to the extent necessary to maintain the total operating expenses of the Investor Shares at 1.45% through February 28, 2009. During the period ended April 30, 2008, CCM made a reimbursement of $0.

(7) DISTRIBUTION AND SERVICE PLAN -- The Trust and the Fund have adopted a distribution and service plan for the Investor Shares under Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to pay for all or a portion of the costs incurred in connection with the distribution and/or servicing of shares. The Investor Shares currently pays a distribution and service fee up to 0.25% of the average daily net assets of the class. During the period ended April 30, 2008, $1,082 and $239,908 for the Trust and Fund, respectively, was paid under the distribution and service plan. The plan may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor Shares.

In addition, the Adviser may, out of its own resources and without additional cost to the Funds or their shareholders, provide compensation to certain financial intermediaries, such as broker-dealers and financial advisors, in connection with the sale of shares of the Funds or the provision of services to Funds shareholders. For example, such compensation may be paid to an intermediary for providing access to a third party platform, such as a mutual fund supermarket, or for providing services to shareholders who invest via such a platform. This compensation is in addition to any distribution and service fees paid by the Funds pursuant to a Rule 12b-1 Plan and in addition to sub-transfer agency fees paid by the Funds.


26                               CENTURY FUNDS

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

      The Board of Trustees, including the independent Trustees, approved the continuation of each Fund's investment management agreement with Century Capital Management, LLC (CCM) at a meeting held on December 10, 2007.

      In advance of the meeting, the Board, including all of the independent Trustees, received, among other things: (i) a Lipper Inc. report comparing each Fund's fees and expenses to those of a peer group and peer universe for that Fund, each selected by Lipper; (ii) information regarding each Fund's total returns for each of the last three calendar years and for the period from January 1, 2007 to September 30, 2007, the average annual total returns for the 3, 5, 10 and 15 years ended October 31, 2007 (for CST) and for the 1, 3 and 5 years ended October 31, 2007 and since inception (for CSCS), and the five year cumulative total returns for each Fund for the periods ended October 31, 2005, 2006 and 2007, as well as comparative total return information for various securities indices, the applicable Lipper peer group and a CCM selected peer group; (iii) reports from CCM that described (a) the services provided to each Fund and information about the personnel providing those services, (b) the fees paid under the advisory and administration agreements, (c) compliance and oversight, (d) "fall-out" benefits to CCM, (e) brokerage and soft-dollar arrangements, and (f) information about fees paid by and services provided to comparable accounts; (iv) a profitability report prepared CCM and (v) CCM's Form ADV. In addition, at each regularly scheduled Board meeting, the Trustees receive and review, among other things, information concerning each Fund's performance and the services provided to each Fund by CCM. The independent Trustees also received a memorandum from their counsel outlining the legal standards and certain other considerations relevant to the Trustees' deliberations.

      After receiving the requested information, the independent Trustees met in executive session to consider the advisory and administrative arrangements. The Trustees then unanimously determined to approve the continuance of the advisory and administration agreements with respect to each Fund. This approval was based on the following conclusions:

      (i) that CCM has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently required by each Fund; and

      (ii) that the advisory and administrative fees paid by each Fund represent reasonable compensation to CCM in light of the services provided, the costs to CCM of providing those services, the fees paid by similar funds, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment.

      In determining to approve the advisory and administration agreements, the Trustees considered a number of factors as outlined below. The Trustees did not identify any single factor as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. They also took into account the common interests of both of the Funds in their review. Throughout their deliberations, the independent Trustees were represented by counsel.

      NATURE, QUALITY AND EXTENT OF SERVICES PROVIDED

      In considering the nature, extent and quality of the services provided by CCM under the advisory and administration agreements, the Board considered the terms of those agreements and reviewed information provided by CCM relating to its operations and personnel. The Trustees also considered their knowledge of the nature and quality of the services provided by CCM to the Funds gained from their experience as trustees of the Funds and noted the expectations of the shareholders who had invested in the Funds. The Board considered that CCM was responsible for the management and administration of each Fund's operations. They also considered that CCM provides day-to day management of each Fund's portfolio of investments, including making purchases and sales of portfolio securities consistent with each Fund's investment objectives and policies.

      The Board considered CCM's resources and personnel, focusing in particular on investment and compliance resources and personnel. The Board reviewed each portfolio manager's experience and qualifications, as well as CCM's investment approach and research process. The Board also reviewed CCM's trading procedures and brokerage practices, including information regarding soft dollar arrangements.


                                  CENTURY FUNDS                               27

      The Board also considered that, as administrator, CCM is responsible for the administration of each Fund's business and other affairs. It was noted that CCM supervises and monitors the performance of each Fund's service providers and provides each Fund with personnel (including officers) as are necessary for the Fund's operations. It was noted that CCM pays all of the compensation of Mr. Thorndike and Mr. Fulkerson, the interested Trustees, and the Funds' officers. The Board also noted that CCM assisted the Funds in meeting legal and regulatory requirements and considered, among other things, CCM's compliance program. The Board considered the fees paid to CCM for the provisions of such services.

      Taking all of the foregoing into account, the Trustees concluded that they were satisfied with the nature, extent and quality of services provided to the Funds under the advisory and administration agreements.

      COSTS OF SERVICES PROVIDED AND PROFITABILITY

      The Trustees reviewed information concerning the costs of services provided to the Funds by CCM, and the profitability to CCM of its advisory and administrative relationship with Funds for the periods ended December 31, 2006 and December 31, 2007, along with a description of the methodology used by CCM in preparing the profitability information. It was noted, among other things, that profitability was shown on a Fund-by-Fund basis.

      The Trustees recognized that CCM should be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser's capital structure and cost of capital. The Trustees concluded that, taking all of the foregoing into account, they were satisfied that CCM's level of profitability from its relationship with each Fund was not excessive.

      FALL-OUT BENEFITS

      The Trustees considered the extent to which CCM benefited from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute a Fund's purchases and sales of investment securities. It was noted that CCM had represented that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Funds. The Trustees concluded that the direct and indirect benefits to CCM from its relationship with the Funds were reasonable.

      ECONOMIES OF SCALE

      The Trustees considered the extent to which CCM may realize economies of scale or other efficiencies in managing and supporting the Funds. It was noted that as assets increase certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the advisory fee schedule for CST included breakpoints that would allow the shareholders of CST to share in the economies of scale experienced by CCM in managing that Fund as assets under management increased. The Trustees noted that the advisory fee schedule for CSCS did not include breakpoints that would reduce the fee rate on assets above specified levels. The Board determined that the current fee structure for CSCS was acceptable given the fee level, the fees waived by CCM in prior years in respect of CSCS, and the fact that CSCS was closed to most new investments and would not, therefore, experience a significant growth in Fund assets.

      INVESTMENT RESULTS

      CST. The Trustees reviewed comparative information that showed that CST's average annual total return for the Institutional class of shares for the 10 years ended October 31, 2007 was better than the average annual total return of both the Standard & Poor's 500 Index and the Russell 1000 for the same period. The Trustees also noted that the average annual return for 3 and 5 year periods ended October 31, 2007 lagged the average annual total return of the Standard & Poor's 500 Index and the Russell 1000 for the same period. The Trustees considered CCM's explanation for CST's relative underperformance and the recent changes to CST's investment strategies. The Trustees also considered the actions taken and planned to be taken by CCM in an effort to improve CST's performance. The Trustees agreed that they would continue to monitor the performance of the CST especially closely.


28                                CENTURY FUNDS

      CSCS. The Trustees reviewed comparative information that showed that CSCS's average annual total return for both the Institutional class of shares and the Investor class of shares for the 1, 3 and 5 year periods ended October 31, 2007 lagged the average annual return of the Russell 2000 and the Russell 2000 Growth indices (except that 1 year average annual total return was better than the total annual return for the Russell 2000 Index for the same period) and CSCS's Lipper peer universe for the same periods, but that CSCS's average annual total return (for both classes) was better than the average annual total return of those indices and the peer universe for the period from December, 1999 through October 31, 2007. The Trustees considered CCM's explanation of CSCS's relative underperformance and the actions taken and planned to be taken by CCM in an effort to improve CSCS's performance. The Trustees agreed that they would continue to monitor the performance of the CSCS especially closely.

      FEES AND OTHER EXPENSES

      The Trustees considered the advisory fees paid by each Fund to CCM. The Trustees also considered the administrative fee rate paid by CST to CCM. The Trustees considered (i) the level of each Fund's advisory fee versus its peer group and peer universe as shown in the Lipper materials and (ii) each Fund's total expense ratio as compared to its peer group and peer universe as shown in the Lipper materials.

      The Trustees also considered the fees that CCM charges other clients with investment objectives similar to the Funds. The Trustees reviewed materials from CCM describing the differences in services provided to these other clients, which noted that typically more services were provided to the Funds than these other clients and that, because of the constant issuance and redemption of Fund shares, the Funds were more difficult to manage than institutional accounts. The materials showed that the fee rates charged by CCM to other clients were generally similar to (but not necessarily as low as, in all cases) the fees paid by the Funds.

      The information obtained from Lipper for the meeting compared the advisory fee, transfer agency/custodian fees, distribution fees, other nonmanagement expenses and total expenses for the Institutional class of shares of each Fund and the CSCS Investor class of shares to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds. The Trustees did not independently verify any of the information provided by Lipper.

      CST. The Trustees reviewed information that showed that CST's advisory fee (which includes administration) was slightly higher than the Lipper peer group and peer universe averages but that CST's total expense ratio was less than both the Lipper peer universe average and the Lipper peer group average. The Trustees considered that certain of the funds in the peer group had lower advisory fees than CST as a result of fee waivers that could be terminated. The Trustees concluded that the advisory fees and total expense ratios were acceptable in light of the performance and the other factors considered.

      CSCS. The Trustees reviewed information that showed that CSCS's advisory fees were slightly lower than the Lipper peer universe average and slightly higher than the Lipper peer group average. The Trustees also reviewed information that showed that the total expense ratio for CSCS's Investor class of shares was slightly higher than the average total expense ratio of the Lipper peer group but slightly lower than the average total expense ratio of the Lipper peer universe. The Trustees also considered information provided to them regarding the costs to CCM of providing advisory services to CSCS, noting in particular the competitive market for analysts and portfolio managers and that the research needed to implement CSCS's investment strategy was relatively costly. The Trustees concluded that the advisory fees, administrative fees and total expense ratios of CSCS were acceptable in light of the performance of the Fund and the other factors considered.


                                  CENTURY FUNDS                               29

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES. Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of the Fund's fiscal year on Form N-Q. The Forms N-Q are available on the SEC's website at http://www.sec.gov, and they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD. A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and each Fund's proxy voting record for the 12-month period ended June 30 are available, without charge, upon request, by calling 1-800-321-1928. You may also obtain a copy of the Funds' proxy voting policies and procedures and proxy voting record one the SEC's website at http://www.sec.gov.



BOARD OF TRUSTEES
Alexander L. Thorndike, Chairman and Chief Investment Officer
Davis R. Fulkerson, Trustee
William Gray, Trustee
Laura A. Johnson, Trustee

Stephen W. Kidder, Trustee
Jerrold Mitchell, Trustee
Jerry S. Rosenbloom, Trustee
David D. Tripple, Trustee
Ellen M. Zane, Trustee

INVESTMENT ADVISOR
Century Capital Management, LLC
100 Federal Street
Boston, Massachusetts 02110

SHAREHOLDER INFORMATION
800-303-1928

www.centuryfunds.com


As of June 16, 2008 Atlantic Fund Services, LLC became the Transfer Agent for the Century Funds. Please note below the new addresses for sending correspondence.

REGULAR MAILING ADDRESS -
Century Funds
PO Box 588
Portland, ME 04112

OVERNIGHT MAILING ADDRESS -
Century Funds
c/o Atlantic Shareholder Services, LLC
3 Canal Plaza, Ground Floor
Portland, ME 04101


30                               CENTURY FUNDS

                              CENTURY SHARES TRUST
                                    80 YEARS
                              OF DEDICATED SERVICE


TRUSTEES                                  YEARS OF SERVICE
----------------------------------------------------------
Charles P. Curtis, Jr.                      1928-1959
Louis Curtis, Jr.                           1928-1947
Charles D. Dickey                           1928-1932
Robert H. Gardiner                          1928-1944
Ellery S. James                             1928-1932
Donald C. Watson                            1928-1951
Prescott S. Bush                            1932-1934
Charles F. Adams                            1933-1943
Henry R. Guild                              1943-1978
O. Kelley Anderson                          1943-1988
William H. Davies                           1951-1968
Vinton C. Johnson                           1951-1989
Henry T. Vance                              1952-1970
William H. Spaulding                        1963-1971
Allan W. Fulkerson                          1969-2004
Robert A. Hall                              1971-1976
Ernest E. Monrad                            1977-2005
William W. Dyer, Jr.                        1977-2001
John E. Beard                               1983-2007
Thomas B. Wheeler                           1983-1987
William O. Bailey                           1989-2001
Michael J. Poulos                           1998-2006
Jerry S. Rosenbloom                         1998
John R. Casey                               1999-2000
Alexander L. Thorndike                      1999
Davis R. Fulkerson                          2000
Jerrold Mitchell                            2004
David D. Tripple                            2004
Stephen W. Kidder                           2005
William Gray                                2006
Laura A. Johnson                            2007
Ellen M. Zane                               2007


                                  CENTURY FUNDS                               31

CENTURY FUNDS PRIVACY POLICY

When you become a Century Funds shareholder, you entrust us with not only your investments but your personal and financial data as well. Century has always been committed to maintaining the confidentiality, security and integrity of personal information entrusted to us. We hold ourselves to the highest standards regarding our privacy practices, and we want you to know how we protect your information and how we use it to service your account.

THIS MEANS, MOST IMPORTANTLY, THAT WE DO NOT SELL CLIENT INFORMATION--WHETHER IT IS YOUR PERSONAL INFORMATION OR THE FACT THAT YOU ARE A CENTURY FUNDS SHAREHOLDER--TO ANYONE.

Instead, we use your information primarily to complete transactions that you request or we share your information within the Century Funds family in order to help us make you better aware of other financial products and services that we offer for your investing needs.

In servicing your account, we may also share your information with unaffiliated third parties that perform administrative, marketing or research services for us, or with whom we are developing or offering investment products. When we enter into such a relationship, our contracts restrict these third parties from sharing or using your information for any purpose other than those for which they were hired.

THE INFORMATION WE COLLECT ABOUT YOU

You typically provide personal information when you complete a Century Funds account application or when you request a transaction that involves one of the Century Funds. This information may include your:

     o    Name and address.

     o    Social Security or taxpayer identification number.

     o    Account balance.

     o    Accounts at other institutions.

WE MAINTAIN PHYSICAL, ELECTRONIC, AND PROCEDURAL SAFEGUARDS TO PROTECT YOUR PERSONAL INFORMATION.

     o We do not disclose any nonpublic personal information about our customers or former customers to unaffiliated third parties without the customer's authorization, except as necessary to process a transaction, service an account, respond to inquiries from governmental agencies, or as otherwise permitted by law.

     o We restrict access to your personal and account information to those employees and service agents who need to know that information to provide products and services to you.

WHAT YOU CAN DO

For your protection, we recommend that you do not provide your account information to anyone. If you become aware of any suspicious activity relating to your account, please contact us immediately at the number listed below.

UPDATING YOUR PERSONAL INFORMATION.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-303-1928. One of our customer service representatives will be happy to review, correct or update your personal or account information.



--------------------------------------------------------------------------------
This Privacy Policy applies to the following Century Funds: Century Shares Trust and Century Small Cap Select Fund.


32                                 CENTURY FUNDS

                        Logo: CENTURY CAPITAL MANAGEMENT



                                MISSION STATEMENT

                   TO EXCEED THE EXPECTATIONS OF OUR CLIENTS,
                  WHO ENTRUST US WITH THEIR HARD-EARNED ASSETS

         GOALS
           >    To deliver exceptional risk-adjusted returns over time

           >    To develop long-term and deeper relationships with our clients

           >    To do the right thing, even when no one is watching

           >    To attract, develop and retain the best people


         VALUES
           o   DISCIPLINE
                   - We are passionate about our research intensity and adhering to our investment process

           o   CONVICTION
                   - We challenge the consensus and act on our convictions

           o   EXCELLENCE
                   - We strive to be great at what we do, both individually
                     and collectively

           o   CURIOSITY
                   - Our goal is to learn every day

           o   THE 3 HS
                      o Humility: there is always room for improvement
                      o Humor: we have fun
                      o Hustle: we are tireless in our pursuit of success


                                  CENTURY FUNDS                               33

Logo: CENTURY FUNDS

100 Federal Street  Boston, Massachusetts 02110

Quality Growth Investors

Logo: CENTURY

CCMT SAR 45 APR2008

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes.

Item 11. Controls and Procedures.

          (a) The registrant's principal executive officer and principal financial officer, after evaluating the effectiveness of the registrant's "disclosure controls and procedures" (as defined in the Investment Company Act of 1940 Rule 30-a-2(c) under the Act (17 CFR 270.30a-2(c))) as of a date (the "Evaluation Date") within 90 days of the filing date of this report, have concluded that, as of the Evaluation Date, the registrant's disclosure controls and procedures were adequately designed to ensure that the information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Item 12. Exhibits.

(a) (1)  Not applicable.

(a) (2)  Attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Century Capital Management Trust


By: /s/ Alexander L. Thorndike
        --------------------------------
        Alexander L. Thorndike, Chairman

Date:   June 26, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Alexander L. Thorndike
        --------------------------------
        Alexander L. Thorndike, Principal Executive Officer

Date:   June 26, 2008


By: /s/ Julie Smith
        --------------------------------
        Julie Smith, Principal Financial Officer

Date:   June 26, 2008